                       SEE REVERSE SIDE FOR RESTRICTIONS

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                    INCORPORATED UNDER THE LAWS OF DELAWARE
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No. Specimen                 [ART: EAGLE ON GLOBE]                    XXX Shares


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                                 SELFCARE, INC.
                    FULLY-PAID AND NON-ASSESSABLE SHARES OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                $.001 PAR VALUE

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THIS
CERTIFIES
THAT       Specimen                        is the owner of
    ---------------------------------------
       XXX (XXX) ---------------Shares of the Stock of
--------------------------------
           SELFCARE, INC.                   Series A Convertible Preferred
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this__________day of________________A.D. __



-------------------------------------               ----------------------------
President and Chief Executive Officer               Secretary



                          SHARES $.001 par value EACH


[Copyright] GOES 196
FORM 196P H.& W., INC.


SELFCARE, INC.
Fully-paid and non-assessable shares of
Series A Convertible Preferred Stock
$.001 par value   PREFERRED

                                  CERTIFICATE

NO.196.

                                  NO. Specimen

                           For        XXX        Shares
                              -------------------
                                    Issued to

                                    Specimen
              -----------------------------------------------------

              -----------------------------------------------------

              -----------------------------------------------------
              Dated
                   ------------------------------------------------
                FROM WHOM TRANSFERRED

              -----------------------------------------------------
              Dated
                   ------------------------------------------------
              NO. ORIGINAL        NO. ORIGINAL        NO. OF SHARES
              CERTIFICATE            SHARES            TRANSFERRED


              -----------------------------------------------------

                        Received CERTIFICATE NO. Specimen
                                                ------------
                        For            XXX            Shares
                           ---------------------------
                        this         day of
                            ---------      -----------------

                        ------------------------------------

                        ------------------------------------

FORM 196P HOBBS & WARREN, INC.

The Issuer is authorized to issue more than one class of stock. The Issuer will furnish without charge to each stockholder who requests a copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each outstanding class of stock or series thereof of the Issuer, and the qualifications, limitations or restrictions of such preferences and/or rights.

The shares of the Issuer represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Act"), and have not been registered under the Act. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) until after the fortieth
(40th) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued and only in compliance with the Act. The Issuer will notify the transfer agent of the date of completion of such offering.





The Issuer is authorized to issue more than one class of stock. The Issuer will furnish without charge to each stockholder who requests a copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each outstanding class of stock or series thereof of the Issuer, and the qualifications, limitations or restrictions of such preferences and/or rights.

The shares of the Issuer represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Act"), and have not been registered under the Act. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) until after the fortieth
(40th) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued and only in compliance with the Act. The Issuer will notify the transfer agent of the date of completion of such offering.



                                  CERTIFICATE

                                      FOR

                                      XXX

                                     SHARES

                                     of the

                                     STOCK

                         Series A Convertible Preferred

                         ------------------------------



                                 SELFCARE, INC.



                         ------------------------------
                                    ISSUED TO

                                    Specimen
                         ------------------------------
                                      DATE
                         ------------------------------

For Value Received,______hereby sell, assign and transfer unto____________________________________
______________________________________________Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________Attorney to transfer the said
Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated_______________________      _____

          In presence of               _____________________________________

_______________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.